CORPORATE OVERVIEW August 2023

2 This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 relating to our business, operations, and financial conditions, including but not limited to express or implied statements regarding the current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our development plans, our preclinical and clinical results and other future conditions. Any forward-looking statements in this presentation are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation, including, without limitation, risks relating to: (i) the success and timing of our ongoing clinical trials, (ii) the success and timing of our product development activities and initiating clinical trials, (iii) the success and timing of our collaboration partners’ product development activities, (iv) our ability to obtain and maintain regulatory approval of any of our product candidates, (v) our plans to research, discover and develop additional product candidates, (vi) our ability to enter into collaborations for the development of new product candidates, (vii) our ability to establish manufacturing capabilities, and our and our collaboration partners’ abilities to manufacture our product candidates and scale production, and (viii) our ability to meet any specific milestones set forth herein. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. For further information regarding the risks, uncertainties and other factors that may cause differences between our expectations and actual results, you should review the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2022, our Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source. Forward-looking statements

3 Developing Treatments Inspired By The Genetics of Epilepsy ENABLED BY TWO PLATFORMS CEREBRUM™ SMALL MOLECULE PLATFORM Cerebrum™ utilizes deep understanding of neuronal excitability and neuronal networks and applies a series of computational and experimental tools to develop orally available precision therapies PRAX-628 Ulixacaltamide (PRAX-944) PRAX-562 PRAX-020 PRAX-050 SOLIDUS™ ANTISENSE OLIGONUCLEOTIDE (ASO) PLATFORM PRAX-090 PRAX-222 PRAX-080 PRAX-100 Solidus™ is an efficient, targeted precision medicine discovery and development engine for ASOs anchored on proprietary, computational methodology

Targeting movement disorders & epilepsies connected by neuronal imbalance

PLATFORM	PRECLINICAL		PHASE ONE	PHASE TWO	REGISTRATION ENABLING
CEREBRUM™ *SMALL MOLECULE PLATFORM*	**PRAX-020*** KCNT1 **PRAX-050** Undisclosed			**PRAX-628** Focal Epilepsy **PRAX-562** DEEs	**Ulixacaltamide** Essential Tremor
SOLIDUS™ *ASO PLATFORM*	**PRAX-090⁺** SYNGAP1 **PRAX-100⁺** SCN2A LoF	**PRAX-080⁺** PCDH19		**PRAX-222** SCN2A GoF DEE	

*PRAX-020 (KCNT1) is a research collaboration with UCB

⁺PRAX-080 (PCDH19), PRAX-090 (SYNGAP1) & PRAX-100 (SCN2A-LoF) ASOs are a collaboration with The Florey Institute of Neuroscience and Mental Health

PRAXIS 4

5 Leveraging genetics to efficiently translate insights into therapies GENETICS Focus on therapeutic targets identified through human genetics TRANSLATIONAL TOOLS Translational tools validate potential of target and product candidate and can provide early proof of biology EFFICIENT & RIGOROUS Efficient, rigorous clinical development paths to proof- of-concept in humans PATIENT-GUIDED Patient-guided development strategies to deliver on what patients actually need

What to expect from Praxis in 2023

PLATFORM	1Q23	2Q23	MID YEAR	3Q23	4Q23
CEREBRUM™ *SMALL MOLECULE PLATFORM*	**Ulixacaltamide Ph 2b Essential1 Study Topline Results** Essential Tremor	**PRAX-628 Ph 1 Topline Results**	**Ulixacaltamide End-of-Ph 2 FDA Meeting** Essential Tremor		**Ulixacaltamide Ph 3 Initiation** Essential Tremor **PRAX-562 Ph 2 EMBOLD Study Topline Results** DEEs **PRAX-628 Phase 2 PPR study Topline Results** Focal Epilepsy
SOLIDUS™ *ASO PLATFORM*					**PRAX-222 EMBRAVE Study First Dose Cohort (Part 1) Topline Safety Results** SCN2A GoF DEE

PRAXIS 6

7 CEREBRUM™ SMALL MOLECULE PLATFORM

8 Q4 2023 ET Phase 3 Initiation Ulixacaltamide (PRAX-944) Essential Tremor KEY UPCOMING MILESTONES

Essential Tremor (ET) is the most common movement disorder…

Up to 7 million people in the United States may have ET[1]

Action tremors significantly disrupt daily living for people with ET

Hallmark feature is action tremor that primarily affects the hands[2,3]

Almost all ET patients suffer from at least one comorbid condition (e.g. depression, anxiety, sleep disorders, cognitive dysfunction)[4]

SOURCE: 1. GHOSH (2016) (P.231, C.1, PH.1, L.1-2), 2. Elble RJ. Curr Neurol Neurosci Rep. 2013 Jun;13(6):353. 3. Putzke JD, et al. J Neurol Neurosurg Psychiatry. 2006 Nov;77(11):1235-7.
4. Vetterick, C., Lyons, K.E., Matthews, L.G. et al. The Hidden Burden of Disease and Treatment Experiences of Patients with Essential Tremor: A Retrospective Claims Data Analysis. Adv Ther (2022). https://doi.org/10.1007/s12325-022-02318-8

9

…but ET often remains undiagnosed, misdiagnosed, undertreated and untreated

Approximately 1 million people are diagnosed with ET and on treatment, while another 1 million patients are estimated to remain untreated

40%

Of patients who seek treatment, ~40% discontinue within 2 years, or 200,000 patients annually

0 medications have been developed specifically for ET & only 1 medication was approved for ET >50 years ago

Many ET patients are frequently misdiagnosed, leading to ET diagnosis about 1.5 years after an initial movement disorder diagnosis

SOURCE: Vetterick, C., Lyons, K.E., Matthews, L.G. et al. The Hidden Burden of Disease and Treatment Experiences of Patients with Essential Tremor: A Retrospective Claims Data Analysis. Adv Ther (2022). https://doi.org/10.1007/s12325-022-02318-8

PRAXIS

10

11 Essential tremor has a large market potential and limited competition compared with other diseases Source: Evaluate Pharma US Sales by Product (#) number of drugs with branded revenue report by company *US products sales are not indication specific $0 $1 $2 $3 $4 $5 $6 - 1 2 3 M AR KE T VA LU E (U S 20 22 P RO DU CT S AL ES *, $B N) US PATIENT POPULATION, MILLIONS Rheumatoid Arthritis / 30 drugs Multiple Sclerosis / 26 drugs Tardive Dyskinesia / 2 drugs Parkinson’s Disease / 15 drugs Essential Tremor now / 0 drugs Essential Tremor future $35 $15 INDICATION / NUMBER OF BRANDED COMPETITORS 7

12 Essential1 Phase 2 Study • Clinically meaningful effect • Well tolerated safety profile Active 2023 as ulixacaltamide marches towards Phase 3 Continue to generate supportive data and de-risk Phase 3 trial design 1mADL11 comprises 11 elements of the TETRAS Activities of Daily Living, excluding social impact, individually scored MARCH JUNE AUGUST Q4 EoP2 FDA Meeting • Confirmed mADL111 as primary endpoint • 60 mg as dose for the Phase 3 trials: one parallel design, one randomized withdrawal study Essential1 Additional Data • Patients on ulixacaltamide for 14 weeks see gain in efficacy • Patients switching from ulixacaltamide to placebo lose efficacy Initiate Phase 3 studies

13 T-type calcium channels are gatekeepers of neuronal firing patterns in the Cerebello-Thalamo-Cortical (CTC) circuit Source: Based on Milosevic 2018 figured on actual ET patient intraoperative real-time single-unit recordings of action potentials of individual neurons Mutations in T-type calcium channels (TTCC) are genetically linked to familial ET TTCC drive burst firing in the CTC circuit Burst firing in the CTC circuit correlated with tremor in patients with ET Deep Brain Stimulation reduces burst firing and tremor

14 Ulixacaltamide is a differentiated, selective T-type calcium channel blocker in development for movement disorders Source: Praxis Data on file, https://www.ncbi.nlm.nih.gov/pmc/articles/PMC9310641/ Highly selective for T-type calcium channels Potential for effectiveness across range of neuronal activity levels Highly potent across all three T-type isoforms

15 Ulixacaltamide’s wide dosing range and modified release formulation supports late-stage development and registration potential Source: Praxis Data on fil. 1. Profile for 20mg dose 0 5 10 15 20 25 30 35 40 45 50 0 6 12 18 24 Ul ix ac al ta m id e Pl as m a Co nc en tr at io n (n g/ m L) Time (h) SUSTAINED EXPOSURE1 WITH BLUNTED CMAX Source: Praxis Data on file PREDICTABLE PK, FLEXIBILITY IN TITRATION & WIDE DOSING RANGE UP TO ~120 MG IN PATIENTS 5mg 10mg 20mg 60mg 80mg 100mg 120mg DOSES TESTED IN ET PATIENTS

16 mADL11 as Phase 3 endpoint has been successfully used in the Phase 2 program 1. Speaking 2. Feeding with a spoon 3. Drinking from a glass 4. Hygiene 5. Dressing 6. Pouring 7. Carrying food trays, plates or similar items 8. Using keys 9. Writing 10. Working 11. Overall disability with most affected task 0 = Slightly abnormal. Tremor is present but does not interfere with __. 1 = Mildly abnormal. Spills a little. 2 = Moderately abnormal. Spills a lot or changes strategy to complete task. 3 = Severely abnormal. Cannot drink from a glass or uses straw or sippy cup. Each measure is individually scored from 0-3: TOTAL SCORE OF UP TO 33 Modified ADL11 items: -2.69 -0.88 Improvement in mADL11in 8 weeks - Essential1 Study p = 0.042 1 Results from Essential1 study results. mITT: Modified Intention to Treat population, p values are nominal ULIXACALTAMIDE (n=78) PLACEBO (n=38)

17 -5.00 -4.00 -3.00 -2.00 -1.00 0.00 8 10 12 14 CH AN GE IN M AD L1 1 V. B AS EL IN E (D AY 0 ) Ulixacaltamide treated patients continue to benefit after 14 weeks on treatment 1.7 point1 improvement week 8 to week 14 for patients remaining on ulixacaltamide beyond the Essential1 readout • Patients originally on drug continue to show durable effect through 14 weeks ESSENTIAL1 OLE: CHANGE IN mADL11 FROM BASELINE, BY STUDY WEEK 1Improvement in the mADL11 of 1.7 points from 3.09 at Week 8 (95% CI: 0.98, 5.2) to 4.81 (95% CI: 2.38, 7.23) after 14 weeks of treatment Maintained Ulixa, n=39

18 5.00 4.00 3.00 2.00 1.00 0.00 8 10 12 14 CH AN GE IN M AD L1 1 V. B AS EL IN E (D AY 0 ) 3.2 point2 improvement week 8 to week 14 for patients moving from placebo to ulixacaltamide Transition from placebo to ulixacaltamide supports benefit of treatment 1.7 point1 improvement week 8 to week 14 for patients remaining on ulixacaltamide beyond the Essential1 readout • Patients originally on drug continue to show durable effect through 14 weeks • Patients originally on placebo experience similar benefit as those seen in the drug arm during the first 8 weeks of Essential1Placebo Placebo=> Ulixa, n=26 Maintained Ulixa, n=39 ESSENTIAL1 OLE: CHANGE IN mADL11 FROM BASELINE, BY STUDY WEEK 1Improvement in the mADL11 of 1.7 points from 3.09 at Week 8 (95% CI: 0.98, 5.2) to 4.81 (95% CI: 2.38, 7.23) after 14 weeks of treatment 2Improvement in mADL11 of 3.2 points, from 1.21 at Week 8 (95% CI: -1.04, 3.46) to 4.36 (95% CI: 1.68, 7.05)

19 Randomized withdrawal randomized study supports design of proposed Phase 3 Sub-study design summary: Patients were re-randomized in a blinded-fashion to either receive placebo or continue to receive ulixacaltamide. Twenty-one patients who completed assessments at Week 14 of the OLE were eligible to participate in the blinded sub-study. Patients were evaluated weekly over a total of 6 weeks, with 11 patients assigned to ulixacaltamide and 10 to placebo for the initial 3-week period, crossing over to either placebo or ulixacaltamide for an additional 3-week period. Blinded rescue was triggered for patients on placebo if loss in the mADL11 exceeded 2 points at any timepoint. *Mean change in effect of the mADL11 • Patients who switched from ulixacaltamide to placebo experienced an average loss of effect in their mADL11 per week of 47%* • Patients who remained on ulixacaltamide had an average improvement of 6% per week -47% 6% -50% -40% -30% -20% -10% 0% 10% Placebo Ulixacaltamide AVERAGE WEEKLY CHANGE IN mADL11 V. PRIOR WEEK OVER STUDY PERIOD UN FA VO RA BL E F AV OR AB LE

20 Randomization Randomized Withdrawl Study Placebo-Controlled Parallel Group Study • Single dose (60 mg) • Control for intention tremor, family history and propranolol use by arm • Agreement on the size of safety database for registration to include 300 subjects for 6 months of exposure and 100 subjects for 12 months of exposure • Agreement on planned and completed clinical pharmacology and toxicology studies On-track for targeted NDA submission in 2025 Phase 3 program comprised of two complementary 12-week studies mADL11 as primary endpoint Day: 1-84* 60 mg 1: 1 Ra nd om iz at io n Placebo 60 mg Day: 1-56* 60 mg Placebo 57-84 Study Readout Study Readout * Includes two-week titration

21 PRAX-562 SCN2A, SCN8A & OTHER DEEs KEY UPCOMING MILESTONES Q4 2023 Ph 2 EMBOLD Study Topline Results

22 Preclinical and emerging clinical data demonstrate PRAX-562 has the potential to be a first- and best- in-class small molecule for DEEs Superior selectivity for disease-state NaV channel hyperexcitability Convenient auto-titration regimen with stable PK Unprecedented therapeutic window with potential for superior safety and efficacy PRAX-562 SCN2A, SCN8A + OTHER DEEs FORMULATED FOR PEDIATRIC USE SMALL MOLECULE

23 Persistent sodium current (INa) is a critical driver of pathological hyperexcitability in CNS disorders

24 % INHIBITION OF hNaV1.6 PERSISTENT INa COMPARISON OF POTENCY AND SELECTIVITY Broader in vitro panel indicates PRAX-562 has best-in-class preferences 0.01 0.1 1 10 100 1000 10000 0 20 40 60 80 100 Concentration (µM) % In hi bi tio n Carbamazepine Lamotrigine Cenobamate PRAX-562 Persistent INa IC50 (nM) Ratio of persistent to peak inhibition PRAX-562 141 60 Carbamazepine 77,520 30 Cenobamate 73,263 23 Lidocaine 68,230 19 Lamotrigine 78,530 16 Lacosamide 833,100 n/a* Valproic Acid <10% @ 1 mM No inhibition MORE SELECTIVE HIGHER POTENCY

Our mechanistic hypothesis translates to a wide therapeutic index in vivo for PRAX-562

MES EFFICACY



MES Latency (sec)
60
40
20
0
ED50: 2 mg/kg
**
**
Veh
0.3
1
3
10
PRAX-562 (mg/kg, PO)

CD-1 mice; (n=12/group)
**p<0.01 vs. Veh

sLMA TOLERABILITY



Total Distance Travelled (mm)
70000
60000
50000
40000
30000
20000
10000
0
TD50: 44 mg/kg
**
**
Veh
10
20
40
PRAX-562 (mg/kg, PO)

CD-1 mice; (n=20/group)
ANOVA/Dunnett
**p<0.01 vs. Veh

Molecule	Plasma Therapeutic Index
PRAX-562	17.2x

Therapeutic Index (TI) = TC50 / EC50

PRAXIS 25

PRAX-562 completely inhibits seizures in SCN2A and SCN8A GoF mutation mouse models

IN VIVO POC IN SCN2A SPONTANEOUS SEIZURES[1]



% Change in Seizures
+50%
0
-50%
-100%
*
**
**
Veh
0.3
1
3
10
PRAX-562 (mg/kg, PO)

Sidack's post hoc comparison test
*p<0.05 vs. Veh
**p<0.001 vs. Veh

IN VIVO POC IN SCN8A AUDIOGENIC EVOKED SEIZURES[2]



Proportion with Seizures
100%
50%
0%
**
Veh
1
3
10
PRAX-562 (mg/kg, PO)

**Significant protection vs. Veh
χ^2_2 = 16.0, Fisher's p = 0.0002

[1] PRAX-562 inhibition of spontaneous seizures in Q54 GoF mice.
[2] PRAX-562 inhibition of audiogenic seizures in N1768D D/+ mice

PRAXIS 26

27 PRAX-562 Phase 1 summary Source: Praxis data on file; https://investors.praxismedicines.com/news-releases/news-release-details/praxis-precision-medicines-provides-corporate-update-and-5 * Co-administration of supra-therapeutic doses of PRAX-562 and oxcarbazepine led to additive sodium blocking effects, including resulting in SAEs All TEAEs mild to moderate as stand-alone therapy*, with headache & dizziness most common TEAEs Significant changes observed between placebo and 90 mg of PRAX-562 on qEEG and on ASSR biomarkers PRAX-562 has been generally well tolerated in over 130 healthy volunteers No MTD at exposures multiple fold above therapeutic range indicates potential for superior therapeutic index

PRAX-562 Phase 2 EMBOLD study topline data expected 4Q23



DOUBLE-BLIND TREATMENT PERIOD (16 WEEKS)
1:1 Randomization N=~20 (~10 SCN2A/~10 SCN8A)*
PRAX-562 0.5 mg/kg/day
Placebo for 4 weeks/PRAX-562 for 12 weeks+ 0.5 mg/kg/day
SAFETY FOLLOW-UP PERIOD (4 WEEKS)
Safety Follow-Up
OLE TREATMENT PERIOD (48 WEEKS)
PRAX-562

PRIMARY ENDPOINT:

Incidence and severity of treatment-emergent adverse events (TEAEs)

KEY SECONDARY:

Change from baseline in monthly (28 day) motor seizure frequency

* Two distinct cohorts in early-onset SCN2A-DEE and SCN8A-DEE patients

+ Participants receive either 0.5 mg/kg/day PRAX-562 QD for 16 weeks or 0.5 mg/kg/day PRAX-562 QD for 12 weeks & matching placebo QD for 4 weeks. Participants in the PRAX-562/placebo arm will receive placebo for 4 consecutive weeks during the 16-week treatment period, with timing of placebo administration blinded for both participants and investigator. Dose adjustment is permitted to a max of 1.0 mg/kg/day and a min of 0.25 mg/kg/day.

PRAXIS 28

29 PRAX-628 Focal Epilepsy KEY UPCOMING MILESTONES 2H 2023 Topline Results from Phase 2 PPR study

30 Focal epilepsy affects ~2 million people in the US alone Most common type of epilepsy in adults and children - occurs in 60% of epilepsy cases Most common age of onset is in the first year of life and in the 6th and 7th decade~ 50% have family history but genetics is not well understood Defined as epilepsy that originates in one side or area of the brain and affects one side of the body

31 Preclinical and Phase 1 data demonstrate potential of PRAX-628 as best-in-class treatment for focal epilepsy Superior selectivity for hyperexcitable state of sodium channels in the brain associated with disease Favorable safety and tolerability profile across broad concentration range in healthy volunteers Unprecedented therapeutic window could translate to superior safety and efficacy PRAX-628 FOCAL EPILEPSY FUNCTIONALLY SELECTIVE SMALL MOLECULE qEEG analysis confirms CNS activity for doses above 5mg

32 PRAX-628: Road to Phase 2 focal epilepsy study DECEMBER MAY AUGUST 2H ’23 Phase 1 Study qEEG Analysis Confirmed pharmacodynamic activity across all dose levels for study subjects who received PRAX-628 Topline results Phase 2 PPR study 1H’24 Initiate Phase 2 Focal study Phase 1 Safety Study Demonstrated a favorable safety and tolerability profile in healthy volunteers2022 AES: Pre-clinical data shows potent anticonvulsant activity, wide preclinical protective index, compared with standard NaV- targeting AEDs

Restoring physiological neural activity by precisely modulating biophysics

PREFERENTIAL ACTION AGAINST HYPEREXCITABILITY



untreated
epileptic range
ideal drug
non preferring drug
NEURAL ACTIVITY
STIMULATION LEVEL

BIOPHYSICAL "LEVERS" TO ACHIEVE PREFERENTIAL ACTION

A. Reduce pro-excitatory channel function
  - Inhibit persistent current

B. Dynamic block of channels during high activity
  - Inhibit voltage dependent current
  - Inhibit use dependent current

C. Maintain channel availability during low activity
  - Reduce potency against steady state peak current

PRAXIS 33

34 C. MARGINS BETWEEN DISEASE CURRENT INHIBITION TO TONIC BLOCK OF HEALTY CURRENT PRAX-628 delivers improved potency and separation to tonic (toxic) inhibition 0.001 0.01 0.1 1 10 100 1000 0 20 40 60 80 100 Concentration (µM) P er si st en t I N a In hi bi tio n (% ) hNaV1.6 Persistent INa Cenobamate PRAX-628 0.001 0.01 0.1 1 10 100 1000 0 20 40 60 80 100 Concentration (µM) Vo lta ge D ep en de nt In hi bi tio n (% ) VDB hNaV1.6 Peak INa PRAX-628 Cenobamate 0.001 0.01 0.1 1 10 100 1000 0 20 40 60 80 100 Concentration (µM) A ct iv ity D ep en de nt In hi bi tio n (% ) UDB-10Hz hNaV1.6 Peak INa Cenobamate PRAX-628 PRAX-628 CENOBAMATE Persistent INa 68 24 Voltage Dependent 121 35 Activity Dependent 44 1.3 MARGIN TO TONIC BLOCK (TOXIC ACTIVITY) A. REDUCE PRO-EXCITATORY CHANNEL FUNCTION B. DYNAMIC BLOCK OF CHANNELS DURING HIGH ACTIVITY Source: Praxis data on file

35 PRAX-628 has unprecedented margins over best in class ASM’s based on MES efficacy and clinical tolerability in humans Source: Praxis data on file Cenobamate Cmax: >46,100 ng/mL, 400 mg Cmax (Vernillet et al 2020) XEN1101 Cmax: >107 ng/mL (Phase 1 data) x MES EC50 = multiple of predicted human EC50 based on the rodent MES model 0 2 4 6 8 10 12 14 16 18 CENOBOMATE XEN-1101 PRAX-628 xM ES E C5 0 Additional tolerated margin for PRAX-628 No tolerability concerns toxicity and tolerability levels Clinically Tolerated Exposures HUMAN EQUIVALENT OF MOUSE MES EC50 NG/ML MULTIPLE OF MES EC50 TOLERATED CLINICALLY Cenobamate 9,600 4.8x XEN-1101 42 2.5x PRAX-628 24 >15.5x* Additional tolerated margin for PRAX-628

Reduction of photosensitivity frequency range relative to baseline or PBO is ASM activity is indicative of AED efficacy



Ranges Which Trigger PPR Response
LIGHT FREQUENCY
60 Hz
18 Hz
2 Hz
PARTIAL RESPONSE
COMPLETE RESPONSE
PPR present
PPR eliminated
BASELINE: PLACEBO
WITH DRUG

- The PPR Photosensitivity Model has been used to assess many AEDs[1]
- Partial or complete suppression of PPR photosensitivity range by drug versus PBO correlates to drug efficacy in a small sample size (4-6 patients)
- Dosing starting at 15mg

[1] References: First Pub: C.D. Binnie Electroencephalography and clinical neurophysiology A, 1986, 63, 35-41; LEV paper: DGA Kasteleijn-Nolst Trenité Epilepsy Research 25(1996) 225-230; DGA Kasteleijn-Nolst Trenité Neurology 93(6) 2019 e559-e567 cenobamate paper

PRAXIS 36

37 SOLIDUS™ ASO PLATFORM

38 2H 2023 EMBRAVE Study First Dose Cohort (Part 1) Topline Safety Results PRAX-222 SCN2A-GoF ASO KEY UPCOMING MILESTONES

39 Preclinical data suggest PRAX-222 has potential to be disease- modifying for early onset SCN2A gain-of-function DEE Dose-dependent reduction in interictal spikes, seizures and increased survival Survival benefit extended with repeat dosing Improvement in behavioral and locomotor activity PRAX-222 INTRATHECALLY-ADMINISTERED ASO for SCN2A GoF DEE

40 PRAX-222 EMBRAVE study initial dose cohort (Part 1) results expected 2H23 GOAL: Assess preliminary safety of PRAX-222 21-week study Open label design screening / baseline observation UP TO 8 WEEKS 4 WEEKS 4 WEEKS 4-5 WEEKS monitoring monitoring PRAX-222 IT Dose PRAX-222 IT Dose PRAX-222 IT Dose PRAX-222 IT Dose monitoring ongoing treatment OPTIONAL OPEN LABEL EXTENSION SAFETY ANALYSIS FDA REVIEW N=4

41 PRAX-222 is an ASO designed to down-regulate SCN2A expression in patients with gain-of-function mutation

In vitro, PRAX-222 down-regulates both mRNA and protein

SCN2A mRNA KNOCKDOWN



ASO-Ctrl 200 µg
% controls
120
100
80
60
40
20
0
1
10
100
Dose (µg)
ED50: 33 µg
ED80: 170 µg

SCN2A PROTEIN KNOCKDOWN



Normalized actin
600
400
200
0
****
ASO-CTRL / WT MOUSE
ASO-CTRL
ASO-SCN2A
SCN2A GOF R1883Q/+ MOUSE
ASO-CTRL
ASO-SCN2A
Nav1.2
AnkG

ASOs were administered at P30 and brains were collected 14 days post-ICV for qPCR analysis

PRAXIS 42

43 PRAX-222 increases survival in SCN2A GoF mice ***p<0.001 ****p<0.0001 All experiments conducted with SCN2A R1882Q mouse model SCN2A ASO INCREASES SURVIVAL WITH A SINGLE DOSE INJECTION SCN2A GOF model ASO-Ctrl (n=39) ASO-SCN2A ED80 (n=49) ASO-SCN2A ED50 (n=22) 0 20 40 60 80 0 25 50 75 100 Postnatal day % s ur vi va l **** **** ASO injection (icv, P1) RE-DOSING SIGNIFICANTLY EXTENDS SURVIVAL SCN2A GOF model 0 50 100 150 200 0 25 50 75 100 Postnatal day % s ur vi va l **** *** ASO-Ctrl (n=11) ASO-SCN2A ED80 (n=13) ASO-SCN2A ED50 (n=15) ASO injections (icv, P1, P28) ADMINISTRATION POST-DISEASE ONSET ALSO EXTENDS SURVIVAL SCN2A GOF model 0 50 100 150 200 0 25 50 75 100 Postnatal day % s ur vi va l **** **** ASO-Ctrl (n=8) ASO-SCN2A ED80 (n=15) ASO-SCN2A ED50 (n=15) ASO injection (icv, P15)

44 Simulated mRNA knockdown in human cortex in pediatric patients Achieves distribution in key areas of brain based on NHP data PRAX-222 PK/PD modeling informs starting dose and proposed escalation based on level of knockdown anticipated to achieve clinical benefit and tolerability Source: Praxis data on file. Median and 95% prediction interval illustrated Target knockdown 100 80 60 40